UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – May 16, 2019

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Cooper-Standard Holdings Inc. (the "Company") was held on May 16, 2019.  A total of 17,521,900 shares of common stock were eligible to vote at the Annual Meeting.  The matters voted on at the Annual Meeting and the results of the vote were as follows:

Proposal 1.    Election of Directors

The following individuals were elected to the Board of Directors for a term of one year, expiring at the 2020 Annual Meeting of stockholders.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

Jeffrey S. Edwards	15,451,139	515,303	50,636	710,047
David J. Mastrocola	15,702,460	275,236	39,382	710,047
Justin E. Mirro	15,722,618	254,326	40,134	710,047
Robert J. Remenar	15,766,088	210,856	40,134	710,047
Sonya F. Sepahban	15,885,951	90,794	40,333	710,047
Thomas W. Sidlik	14,007,384	1,970,312	39,382	710,047
Matthew J. Simoncini	15,887,780	89,915	39,383	710,047
Stephen A. Van Oss	15,882,750	94,179	40,149	710,047
Molly P. Zhang	15,726,072	251,190	39,816	710,047
The nominations were made by the Board of Directors and no other nominations were made by any stockholder.

Proposal 2.    Advisory Vote on Named Executive Officer Compensation

The stockholders voted on an advisory basis to approve the compensation of the named executive officers, as disclosed in the proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,502,075	470,060	44,943	710,047

Proposal 3.    Ratification of the Appointment of the Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment by the Company's Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,481,348	228,065	17,712	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER-STANDARD HOLDINGS INC.

/s/ Aleksandra A. Miziolek
Name: Aleksandra A. Miziolek
Title: Senior Vice President, General Counsel and Secretary
Dated: May 22, 2019